UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 24, 2008
NEENAH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-52681	25-1618281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN	333-28751	39-1580331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.
On January 24, 2008, the Compensation Committee of the Board of Directors of Neenah Enterprises, Inc. and Neenah Foundry Company (collectively, the “Company”) approved the grant of 145,000 non-qualified stock options, pursuant to the Neenah Enterprises, Inc. Management Equity Incentive Plan, to certain of the Company’s key employees. The stock options represent the right to purchase shares of Neenah Enterprises, Inc. common stock, have an exercise price of $7.77 per share, vest in three equal annual installments beginning on the first anniversary date of the grant and expire seven years from the date of grant.
The following table sets forth the number of stock options (equal to the number of underlying shares of Neenah Enterprises, Inc. common stock) granted to the executive officers named in the Summary Compensation Table contained in the Neenah Enterprises, Inc. 2008 annual meeting proxy statement:

Name and Title	Number of Stock Options
Robert E. Ostendorf Jr.	35,000
President and Chief Executive Officer

Gary W. LaChey	17,000
Corporate Vice President — Finance, Treasurer, Secretary and Chief Financial Officer

James Ackerman	7,000
Division President — Mercer Forge Corporation

John H. Andrews Neenah Corporate Vice President — Manufacturing, Chief Operating Officer of Manufacturing Operations	17,000
Additionally, on January 24, 2008 certain of the Company’s non-employee directors were awarded restricted stock units pursuant to the Neenah Enterprises, Inc. Management Equity Incentive Plan. The restricted stock units represent the right to receive an equal number of shares of Neenah Enterprises, Inc. common stock. The restricted stock units vest immediately, but the underlying shares will not be distributed until the director terminates service.
The following table sets forth the number of restricted stock units awarded to the Company’s non-employee directors:

Number of
Name	Restricted Stock Units
William M. Barrett	5,148
Albert E. Ferrara, Jr.	5,148
David B. Gendell(1)	—
Stephen E. K. Graham	5,148
Joseph V. Lash(1)	—
Jeffrey G. Marshall	5,148

(1)	Mr. Gendell and Mr. Lash have declined to accept directors’ fees and currently receive only reimbursement for expenses for serving on the Board.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NEENAH ENTERPRISES, INC.

Date: January 29, 2008	/s/ Gary W. LaChey Name: Gary W. LaChey
Title: Corporate Vice President — Finance and Chief Financial Officer

NEENAH FOUNDRY COMPANY

Date: January 29, 2008	/s/ Gary W. LaChey

Name: Gary W. LaChey
Title: Corporate Vice President — Finance and Chief Financial Officer

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